UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2015

CAMBRIDGE CAPITAL ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36229	46-3774077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 South Flagler Drive, Suite 201, West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

561 932-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Investor Presentation

Commencing shortly after the filing of this Current Report on Form 8-K, Cambridge Capital Acquisition Corporation (the “Company”) intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing the Company’s securities, in connection with the proposed business combination (the “Business Combination”) between the Company and privately-held Parakou Tankers, Inc. (“Parakou”), as described in the Current Report on Form 8-K filed by the Company on December 2, 2014 and as set forth in the Business Combination Agreement dated as of December 1, 2014 by and among the Company, Cambridge Holdco, Inc., the Company’s wholly-owned subsidiary (“Holdco”), Cambridge Merger Sub, Inc., Parakou and, solely for purposes of certain sections thereto, Mr. Por Liu (the “Merger Agreement”). The slides to be used in connection with this investor presentation are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Investor Presentation

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto include “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, the satisfaction of the closing conditions to the Business Combination; approval of the Business Combination by the Company’s stockholders; Cambridge’s and Parakou’s expectations with respect to future performance, growth and anticipated acquisitions; the anticipated financial impact of the Business Combination; ability to recognize the anticipated benefits of the Business Combination; costs related to the Business Combination; volatility in charter rates and profitability; demand for shipping of refined petroleum products; global economic conditions; changes in fuel prices; geopolitical events and regulatory changes; damages to vessels; acts of piracy, political instability, terrorist or other attacks, war or international hostilities; loss of key personnel; delays in deliveries of any newbuild product tankers; difficulty managing planned growth properly; seasonal and exchange rate fluctuations; access to additional financing; changes in tax laws; weather and natural disasters; changing interpretations of generally accepted accounting principles; inquiries and investigations and related litigation; continued compliance with government regulations; and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“SEC”) by the Company or Holdco. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Additional Information and Where to Find It

The proposed Business Combination will be submitted to the stockholders of the Company for their consideration. In connection with the proposed Business Combination, Holdco has filed with the SEC the Registration Statement, which includes a proxy statement/prospectus for the stockholders of the Company. The Company and Holdco urge investors, stockholders and other interested persons to read the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents contain important information. Such persons can also read the Company’s final prospectus, dated December 17, 2013, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for a description of the security holdings of the Company’s officers and directors and of EarlyBirdCapital, Inc. (“EBC”) and their respective interests as security holders in the successful consummation of the transactions described herein. The Company’s definitive proxy statement, as included in Holdco’s Registration Statement, will be mailed to stockholders of the Company. Stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Cambridge Capital Acquisition Corporation, 525 South Flagler Drive, Suite 201, West Palm Beach, Florida 33701. These documents and the Company’s initial public offering final prospectus and Annual Report on Form 10-K can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

EBC, the managing underwriter of the Company’s initial public offering consummated in December 2013, is acting as the Company’s investment banker in the Business Combination, for which it will receive a fee. Additionally, Cowen and Company, LLC (“Cowen”) is also assisting the Company in connection with the Business Combination, for which it will receive a fee. The Company and its directors and executive officers, EBC and Cowen may be deemed to be participants in the solicitation of proxies for the special meeting of the Company’s stockholders to be held to approve the business combination described in the Registration Statement and Proxy. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed business combination is set forth in the Registration Statement of Holdco and the definitive Proxy Statement of the Company, each filed with the SEC on March 27, 2015. You can also find information about the Company’s executive officers and directors in its Annual Report on Form 10-K, which was filed with the SEC on March 3, 2015. You can obtain free copies of these documents from the Company using the contact information above.

Non-Solicitation

This Current Report on Form 8-K and the exhibit hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Holdco or Parakou, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2015

CAMBRIDGE CAPITAL ACQUISITION CORPORATION

By:	/s/ Benjamin Gordon
Name:	Benjamin Gordon
Title:	Chief Executive Officer